                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          February 12, 1998 (February 11, 1998)
                                                       ---------------------------------------------

                          NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-19656                36-3939651
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

      1505 FARM CREDIT DRIVE, MCLEAN, VA                                 22102
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:        (703) 394-3000
                                                    ----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Preferred Stock Offering. On February 11, 1998, Nextel Communications, Inc. ("Nextel" or the "Company") completed the sale of 750,000 shares of 11.125% Series E Exchangeable Preferred Stock (the "Preferred Stock") with a liquidation preference of $1,000 per share generating approximately $727.9 million in net proceeds. Dividends on the Preferred Stock accrue at an annual rate of 11.125% of the liquidation preference, are cumulative from the date of issuance and are payable quarterly in cash or, on or prior to February 15, 2003, at the sole option of Nextel, in additional shares of Preferred Stock. The Preferred Stock is mandatorily redeemable on February 15, 2010 at the liquidation preference plus accrued and unpaid dividends, and is redeemable in whole or part, at the option of Nextel, at any time after December 15, 2005, at a price equal to the liquidation preference plus accrued and unpaid dividends, and, in certain circumstances, after February 15, 2003 at specified redemption prices. Additionally, in certain circumstances, up to 35% of the outstanding Preferred Stock may be redeemed on or prior to February 15, 2001 at the option of Nextel, at 111.125% of the liquidation preference plus accrued and unpaid dividends from the proceeds of one or more sales of Nextel's Class A Common Stock, par value $.001, per share ("Nextel Common Stock") provided that such redemption occurs within 180 days after the consummation of any such sale. The Preferred Stock is exchangeable, in whole but not in part, at the option of Nextel at any time after December 15, 2005, and in certain circumstances sooner, into Nextel subordinated debentures.

     The shares of the Preferred Stock were issued in a private placement transaction, have not been registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") and may not be sold absent registration or an applicable exemption from the registration requirements. In connection with the issuance of the Preferred Stock, Nextel has agreed to use its best effort to file with the Commission and cause to become effective a registration statement with respect to a registered offer to exchange the then outstanding Preferred Stock for an equal number of shares of 11.125% Series E Exchangeable Preferred Stock that have been registered pursuant to the Securities Act (the "Preferred Stock Exchange Offer"). In the event that the Preferred Stock Exchange Offer is not consummated prior to the specified dates, the dividend accrual rate applicable to the Preferred Stock will increase by specified amounts until the Preferred Stock Exchange Offer is consummated or certain other requirements are met.

     Terms of the Preferred Stock are set forth in the Certificate of Designation attached to this Current Report as Exhibit 4.1 which is incorporated herein by reference, and the description of the terms of the Preferred Stock included herein is qualified by reference to such Certificate of Designation.

Senior Notes Offering. Concurrent with the sale of the Preferred Stock, Nextel completed the sale of $1,627 million principal amount at maturity of Senior Serial Redeemable Discount Notes due 2008 (the "Senior Notes"). The issue price of the Senior Notes, which mature on February 15, 2008, was $614.71 per $1,000 principal amount at maturity (generating approximately $975.9 million in net proceeds) representing a yield to maturity of 9.95% computed on a semi-annual bond equivalent basis from the date of issuance. Cash interest will not accrue on the Senior Notes prior to February 15, 2003, and will be payable on February 15 and August 15 of each year commencing August 15, 2003, at a rate of 9.95% per annum. The Senior Notes are redeemable at the option of Nextel, in whole or in part, at any time, on or after February 15, 2003, at specified redemption prices plus accrued and unpaid interest. In addition, in the event of one or more sales by Nextel prior to February 15, 2001 of at least $125 million of its


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
capital stock, Nextel may redeem up to a maximum of 35% of the aggregate accreted value of the outstanding Senior Notes at a redemption price equal to 109.95% of such accreted value on the date of redemption; provided that such redemption occurs within 180 days after the consummation of any such sale. The Senior Notes are senior unsecured indebtedness of Nextel and rank pari passu in right of payment with all unsubordinated, unsecured indebtedness of Nextel (including Nextel's five outstanding issues of Senior Redeemable Discount Notes, in effect prior to 1997 (the "Old Senior Notes"), and the notes issued in October 1997 and September 1997 (the "1997 Senior Notes," and collectively with the Old Senior Notes, the "Nextel Notes") and will be senior in right of payment to all subordinated indebtedness of Nextel.

     The Senior Notes were issued in a private placement transaction and have not been registered with the Commission under the Securities Act and may not be sold absent registration or an applicable exemption from the registration requirements. In connection with the issuance of the Senior Notes, Nextel has agreed to use its best efforts to file with the Commission and cause to become effective a registration statement with respect to a registered offer to exchange the then outstanding Senior Notes for Senior Notes of equal value that have been registered pursuant to the Securities Act (the "Senior Notes Exchange Offer"). In the event that the Senior Notes Exchange Offer is not consummated prior to the specified dates, additional incremental interest on the accreted value of the Senior Notes will accrue until the Senior Notes Exchange Offer is consummated or certain other requirements are met.

     Terms of the Senior Notes are set forth in the Indenture attached to this Current Report as Exhibit 4.2 which is incorporated herein by reference, and the description of the terms of the Senior Notes included herein is qualified by reference to such Indenture.

Update to February 2, 1998 Current Report. Nextel filed a Current Report on Form 8-K with the Commission on February 2, 1998, (the "February 2 Report"), which assumed that Nextel would receive $1,300 million in gross proceeds from the offering of the Preferred Stock and Senior Notes. The actual amount of gross proceeds received from the sale of such securities was $1,750 million, an increase of $450 million. Accordingly, the following table restates the table and footnotes, following the second paragraph set forth under the caption "Financing Plan; Proposed Preferred Stock and Senior Notes Offerings; Use of Proceeds" in the February 2 Report, in its entirety. (Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the February 2 Report).

     SOURCES                                                          USES
                                             (in millions)                                                   (in millions)
     Gross proceeds from the                                          Repayment of 11.5% Senior
     offerings of the Preferred Stock                                  Redeemable Discount Notes
     and the Senior Notes...................    $1,750                 due 2003.............................   $   319(3)
    Bank Credit Facility....................       756(1)             Repayment of 12.25% Senior
    Additional Bank Borrowings..............         0(1)              Redeemable Discount
    New Option Proceeds.....................       420(2)              Notes due 2004.......................       327(3)
    Available cash, cash equivalents                                  Digital system capital
     and marketable securities in                                      expenditures.........................     1,335
     restricted companies at                                          Non-system capital expenditures,
     December 31, 1997......................        44                 operating losses, fees, expenses
                                                ------                 and other corporate purposes.........       989
                                       Total:   $2,970                                                         -------
                                                                                                      Total:   $ 2,970




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
(1) Gives effect to an assumed repayment of borrowings under the Company's Vendor Credit Facility and to the assumed repurchase or redemption of the Targeted Notes. The amount remaining available for borrowing under the Bank Credit Facility, assuming implementation of the Additional Bank Borrowings, would total approximately $1,070.5 million. Until the Targeted Notes have been purchased, redeemed or otherwise refinanced, a portion of such borrowing availability may not be accessible. See, "Certain Financing Risks Associated With The 1998 Plan" below.

(2) Represents $420.0 million in proceeds (the "New Option Proceeds") from the assumed exercise of an option for cash to purchase at any time through July 28, 1998, shares of Common Stock at prices ranging from $16.00 to $18.00 per share (the "New Option") held by an affiliate of Craig O. McCaw.

(3) Accreted value at December 31, 1997 after giving effect to open market repurchases in 1997.

     The receipt of the additional proceeds of the sale of the Preferred Stock and the higher indebtedness levels resulting from the increase in gross proceeds received from the sale of the Senior Notes also affect the availability of financing under the terms of the Old Indentures described in the February 2 Report. The following paragraph revises and restates the disclosure in the fourth paragraph under the heading "Certain Financing Risks Associated With The 1998 Plan" in the February 2 Report in its entirety to reflect the receipt of the additional proceeds from the sale of the Preferred Stock. (Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the February 2 Report).

     The availability of all of the above-described existing and contemplated additional financing is subject to Nextel's satisfying certain requirements under the Old Indentures, which require Nextel to issue new equity for cash as a condition to obtaining access to all amounts not constituting "permitted debt" (as such term is defined in the Old Indentures) under the Bank Credit Facility (including any modifications thereto to implement the additional bank borrowings), the Vendor Credit Facility and the Second Vendor Financing Agreement. The Company's (i) receipt of approximately $727.9 million in net proceeds from the offering of the Preferred Stock, (ii) the receipt in July 1997 of approximately $482.0 million in proceeds from the offering of the 13% Series D Exchangeable Preferred Stock (the "Series D Preferred Stock Proceeds"), and (iii) the net proceeds received from issuances of qualifying equity, including from the exercise of certain options and warrants, after June 1, 1997 (the "Exercise Proceeds") would enable the Company, pursuant to the debt incurrence formulas set forth in the Old Indentures, to incur approximately $2.7 billion in indebtedness (classified as incurrence debt). Such incurrence debt, combined with additional amounts constituting "permitted debt" under such Old Indentures, represents a combined amount of approximately $4.6 billion in debt that the Company may incur in compliance with the Old Indentures in addition to the outstanding debt evidenced by the Old Senior Notes (and any other outstanding debt incurred to refinance any of such Old Senior Notes). As of December 31, 1997, approximately $920.0 million in debt constituting incurrence debt had been incurred by the Company. Based solely on the additional debt incurrence capacity associated with the Company's receipt of net proceeds from the offering of the Preferred Stock, Series D Preferred Stock Proceeds, and the Exercise Proceeds, and assuming that the modifications to the Bank Credit Facility relating to the Additional Bank Borrowings are implemented, the issuance of the Senior Notes will have the effect of restricting the Company's ability to access, on approximately a dollar for dollar basis (to the extent the Company receives gross proceeds from the issuance of Senior Notes in excess of approximately $725.0 million), the amount of the Additional Bank Borrowings that would be available until either (i) the proceeds from the issuance of the Senior Notes are applied to refinance the Targeted Notes or other Old Senior Notes in accordance with the Old Indentures (in which case, to the extent the


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
proceeds received from the issuance of the Senior Notes are applied to effect such refinancing, such Senior Notes would constitute "permitted debt" under the Old Indentures that would not reduce the amount of Additional Bank Borrowings available) or (ii) the Company issues additional equity for cash that would support additional incurrence debt. That portion of the proceeds from the issuance of the Senior Notes that is not applied to repurchase, redeem or otherwise refinance Targeted Notes or other Old Senior Notes may be utilized to meet the Company's funding requirements for the implementation of its 1998 Plan and therefore may replace a portion of the Additional Bank Borrowings, to the extent the Company's ability to incur such borrowings is limited by the Old Indentures.

     The remaining disclosures contained in the February 2 Report remain unchanged.

Forward Looking Statements. "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of the matters and subject areas discussed in this Current Report that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from Nextel's actual future experience involving any one or more of such matters and subject areas. Nextel has attempted to identify, in context, certain of the factors that it currently believes may cause actual future experience and results to differ from Nextel's current expectations regarding the relevant matter or subject area. The operation and results of Nextel's wireless communications business also may be subject to the effect of other risks and uncertainties in addition to the relevant qualifying factors identified elsewhere in this Current Report, including, but not limited to, general economic conditions in the geographic areas and occupational market segments that Nextel is targeting for its Digital Mobile network service, the availability of adequate quantities of system infrastructure and subscriber equipment and components to meet Nextel's service deployment and marketing plans and customer demand, the success of efforts to improve and satisfactorily address any issues relating to Digital Mobile network performance, the continued successful performance of the Reconfigured iDEN technology being deployed in the Company's various market areas, the ability to achieve market penetration and average subscriber revenue levels sufficient to provide financial viability to the Company's Digital Mobile network business, Nextel's ability to timely and successfully accomplish required scale-up of its billing, collection, customer care and similar back-room operations to keep pace with customer growth, increased system usage rates and, growth in levels of accounts receivable being generated by the Digital Mobile Network customer base, access to sufficient debt or equity capital to meet Nextel's operating and financing needs, the quality and price of similar or comparable wireless communications services offered or to be offered by Nextel's competitors, including providers of cellular and PCS service, future legislative or regulatory actions relating to SMR services, other wireless communications services or telecommunications generally and other risks and uncertainties described from time to time in Nextel's reports filed with the Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and the Quarterly Report on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.
         Not applicable.

    (c) EXHIBITS.

         Exhibit No.               Exhibit Description
         -----------               -------------------
         4.1                       Certificate of Designation of the Powers, Preferences and
                                   Relative, Participating, Optional and Other Special Rights of
                                   11.125% Series E Exchangeable Preferred Stock and Qualifications,
                                   Limitations and Restrictions Thereof.

         4.2                       Indenture, dated as of February 11, 1998, between Nextel
                                   Communications, Inc. and Harris Trust and Savings Bank, as Trustee,
                                   relating to Nextel's Senior Serial Redeemable Discount Notes due 2008.



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
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NEXTEL COMMUNICATIONS, INC.

Date:   February 12, 1998
                                             By:/s/Thomas J. Sidman
                                                -------------------
                                             Thomas J. Sidman
                                             Vice President and General Counsel



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
                                   EXHIBITS


       Exhibit No.         Exhibit Description
       -----------         -------------------
       4.1                 Certificate of Designation of the Powers, Preferences and
                           Relative, Participating, Optional and Other Special Rights of
                           11.125% Series E Exchangeable Preferred Stock and Qualifications,
                           Limitations and Restrictions Thereof.

       4.2                 Indenture, dated as of February 11, 1998, between Nextel
                           Communications, Inc. and Harris Trust and Savings Bank, as Trustee,
                           relating to Nextel's Senior Serial Redeemable Discount Notes due 2008.



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